UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest reported) August 14, 2002
                                                     ---------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


              Iowa                          0-25551               94-2213782
-------------------------------          -------------       -------------------
(State or other jurisdiction              (Commission           (IRS Employer
    of incorporation)                     File Number)       Identification No.)


666 Grand Avenue, Des Moines, Iowa                          50309
----------------------------------                        ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300
                                                     --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on August 14, 2002, by MidAmerican Energy Holdings Company was accompanied by certifications by the Chief Executive Officer, David L. Sokol, and Chief Financial Officer, Patrick J. Goodman, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MIDAMERICAN ENERGY HOLDINGS COMPANY



                                           /s/  Paul J. Leighton
                                           -------------------------------------
                                           Paul J. Leighton
                                           Vice President, Assistant General
                                              Counsel and Assistant Secretary


Date:  August 14, 2002

                                 EXHIBITS INDEX

         Exhibit
         Number      Exhibit

          99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Executive Officer)

          99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chief Financial Officer)

                                                                   Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, David L. Sokol, Chairman and Chief Executive Officer of MidAmerican Energy Holdings Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   August 14, 2002




                                                    /s/  David L. Sokol
                                                    ----------------------------
                                                    David L. Sokol
                                                    Chairman and Chief Executive
                                                       Officer

                                                                   Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Patrick J. Goodman, Senior Vice President and Chief Financial Officer of MidAmerican Energy Holdings Company (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   August 14, 2002




                                                     /s/  Patrick J. Goodman
                                                     ---------------------------
                                                     Patrick J. Goodman
                                                     Senior Vice President and
                                                        Chief Financial Officer